Kit Cole Strategic Growth Fund
                      A Series of Kit Cole Investment Trust


                                 January 9, 2003

Supplement to the Statement of Additional Information Dated October 29, 2002


The third footnote to the table of Interested and Independent Trustees found in Management of the Fund at the bottom of Page 9 of the Statement of Additional Information shall be deleted in its entirety and replaced with the following:


"***Jeff Tappan, Executive Vice President, Secretary, and Treasurer of the Trust, is Kit Cole's son and is a Project Manager and Fixed Income Portfolio Manager with the Advisor."